Exhibit 10.83


               SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT
                                 (Bear Stearns)


                  SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of November 10, 1999, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, GREENWICH STREET EMPLOYEES FUND, L.P., a Delaware limited partnership, TRV EXECUTIVE FUND, L.P., a Delaware limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders" or the "GSCP Funds"), and BEAR STEARNS HOME EQUITY TRUST ("BSTrust"), BEAR, STEARNS INTERNATIONAL LIMITED ("BSIL"), and any of their affiliates which are or become party to the Institutional Account Agreement (as hereinafter defined). BSTrust, BSIL and any such affiliates are referred to herein collectively as "Bear Stearns". Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof (or as amended by any amendment thereto approved by Bear Stearns).

                                    RECITALS

                  A. The Company has entered into a Loan Agreement, dated as of October 12, 1998, amended by Amendment No. 1 thereto, dated as of February 11, 1999 (as the same may be further modified, supplemented or restated from time to time, the "Loan Agreement"), between the Company, as borrower, and the Facility Lenders, pursuant to which the Facility Lenders have extended to the Company loans, in the aggregate principal amount of $38,000,000 (the "Loans"), subject to the terms and conditions set forth in the Loan Agreement, which Loans are evidenced by the Notes and entitled to the benefit of certain guarantees and security provided to the Facility Lenders or to GSCP, as collateral agent (the "Collateral Agent") under certain of the other Loan Documents.

                  B. The Facility Lenders have made certain additional loans to the Company pursuant to Note Purchase and Amendment Agreement No. 6, dated as of October 18, 1999, in the original principal amount of $61,500,000 (the "Facility Lender Advances") to fund certain monthly delinquent interest servicing advances in respect of the Company's securitizations.

                  C. Pursuant to (a) a Master Repurchase Agreement,  dated as of
March 29, 1996, as amended from time to time, by and among BSTrust, the Company and certain of the Company's Subsidiaries (the "Whole Loan Repurchase Agreement"), and other related agreements with BSTrust (collectively with the Whole Loan Repurchase Agreement, the "Whole Loan Repurchase Documents"); (b) the Master Repurchase Agreement, dated as of May 1, 1997, as amended from time to time (together with annexes, confirmations and transactions thereunder, collectively the "Residuals Repurchase Agreement") between BSIL and Industry Mortgage Company, L.P., the predecessor to the Company ("IMCLP"); and (c) the Institutional Account Agreement, dated October 23, 1996, as amended from to time, between and among IMCLP and Bear Stearns (the "Institutional Account Agreement"; and together with the Whole Loan Repurchase Agreement, the Whole Loan Repurchase Documents and the Residuals Repurchase Agreement, collectively, the "Existing Agreements"), BSTrust and BSIL have entered into transactions with the Company from time to time, pursuant to which the Company has sold mortgage loans to BSTrust and securities to BSIL, in each case subject to an obligation to repurchase such assets and for other purposes provided therein; and the Company and certain of its Subsidiaries have granted to BSTrust and BSIL a security interest in the Collateral (as hereinafter defined) in order to secure the respective obligations of the Company and the Subsidiaries under the Existing Agreements (the "Existing Obligations").

                  D. The Company entered into an Acquisition Agreement (the "Acquisition Agreement"), dated as of February 19, 1999, by and among each of the GSCP Funds and the Company, pursuant to which the Company would issue and deliver to the GSCP Funds common stock, par value $0.001 per share, of the Company representing approximately 93.5% of the Common Stock outstanding after such issuance.

                  E. The Company has (i) terminated the Acquisition Agreement and (ii) entered into an Asset Purchase Agreement, dated as of July 13, 1999, as amended by Addendum No. 1 thereto, dated September 7, 1999 and a Delinquency and Servicing Advance Purchase Agreement (collectively, the "Asset Purchase Agreement"), between the Company and CitiFinancial Mortgage Company, a Delaware corporation ("CMC"), pursuant to which CMC would acquire certain assets and assume certain liabilities of the Company

(the "Asset Sale").

                  F. The Company, the Facility Lenders and Bear Stearns have previously entered into an Intercreditor Agreement, dated as of October 12, 1998, amended and restated by the Amended and Restated Intercreditor Agreement, dated as of February 18, 1999 and amended further by Amendment No. 1 to Amended and Restated Intercreditor Agreements, dated as of March 31, 1999, and letter agreements, dated as of July 15, 1999, August 11, 1999, September 14, 1999 and October 15, 1999 (as so amended and restated, the "Original Intercreditor Agreement"). In connection with the entry by the Company into and the consummation of the Asset Purchase Agreement, the Facility Lenders, the Company, and Bear Stearns have agreed to enter into this agreement amending and restating the Original Intercreditor Agreement (as so amended and restated, the "Agreement").

                  G. The Company issued a Promissory Note, dated as of July 1, 1997, in the amount of $12,975,864.30 (as amended and including any additional Promissory Notes delivered pursuant to the Henschel Intercreditor Agreement (defined below), the "NH Note") to Neal Henschel ("NH"), and a Promissory Note, dated as of July 1, 1997, in the amount of $1,441,762.70 (as amended and including any additional Promissory Notes delivered pursuant to the Henschel Intercreditor Agreement, the "JH Note", and, together with the NH Note, the "Notes") to Jeffrey M. Henschel ("JH", and together with NH, the "Henschels"), pursuant to which the Company has certain unsecured payment obligations to the Henschels (the "Henschel Note Obligations").

                  H. The Company, the Facility Lenders, NH and JH have entered into an Intercreditor Agreement, dated as of the date hereof (the "Henschel Intercreditor Agreement"), pursuant to which the Henschels have agreed not to take certain actions specified therein and the Company has agreed to make certain payments to amortize the Henschel Note Obligations as provided therein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Bear Stearns and the Facility Lenders agree to amend and restate the Original Intercreditor Agreement to read in its entirety as follows:

                  Section 1. Standstill. (a) Each of the Facility Lenders and Bear Stearns agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

                  (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

                  (ii) seek to collect or enforce by litigation or otherwise, any repurchase or payment obligations under the Existing Agreements or the Loan Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option;

                  (iii) make any Margin  Calls or other  demands  for payment in respect of, or additional collateral to secure, the Existing Obligations; provided, however, that this clause shall not adversely affect the right of Bear Stearns to take any actions to preserve, protect or perfect its liens in the Collateral;

                  (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Agreement or Loan Document; or

                  (v) seek to attach, sequester or otherwise proceed against any of the Collateral, except as provided in Section 8(f) hereof.

                  (b) The Standstill Period may be terminated by Bear Stearns or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

                           (i) a failure by the Company under the Existing Agreements to make to Bear Stearns any scheduled payment of interest, which failure continues unremedied for two days;

                           (ii) any intentional fraud or misrepresentation by the Company;

                           (iii) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement or either of the Henschels takes any of the actions described in Section 1(a) of the Henschel Intercreditor Agreement, or, in the case of Bear Stearns, immediately in the event any Facility Lender takes any of the actions described in Section 1(a) of this Agreement, or, in the case of the Facility Lenders, immediately in the event Bear Stearns takes any of the actions described in Section 1(a) of this Agreement or either of the Henschels takes any of the actions described in Section 1(a) of the Henschel Intercreditor Agreement, in each case whether or not it shall have given notice of termination of the Standstill Period;

                           (iv) a Change of Control or payment of the Take-Out Premium except to the extent payable in accordance with Section 5 hereof;

                           (v) an event shall occur and be continuing for a period of ten Business Days which permits (x) any holder of indebtedness for borrowed money of the Company or the Designated Subsidiary outstanding (other than the Company or any Creditor or Residential Funding Corporation) to accelerate the maturity of such indebtedness or (y) any holder of such indebtedness or any holder of any guarantee or other obligation of the Company or the Designated Subsidiary to exercise remedies with respect to property of the Company or the Designated Subsidiary (other than the Company or Residential Funding Corporation solely with respect to the Mortgage Loans held by it as collateral for its existing loan), without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors;

                           (vi) the Company shall, at any time on or after the date of the closing of the Asset Sale, repay all or any portion of the Loans, except any such repayment of the Loans in accordance with
         Section 5 hereof;

                           (vii) The Company shall fail to make any payment required to be made in accordance with Section 5 or 14 hereof;

                           (viii) The Company  shall incur or pay any  Operating
         Expenses  or  incur  or  pay  any  obligations,   except  as  expressly
         contemplated hereby or by the Monthly Statement.

                           (ix) The Company shall breach the covenant set forth in Section 8(g) or Section 5(h) hereof.

                  (c)  The  Standstill  Period  shall  terminate   automatically
without notice or other action by any Creditor upon the occurrence of any of the following:

                           (i) the Company or any Designated Subsidiary shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Designated Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Designated Subsidiary shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law; or the Company or any Designated Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company or such Designated Subsidiary in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of
         corporations,   or   providing   for   an   arrangement,    agreement,
         composition, extension or adjustment with its creditors; or the Company or any Designated Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing; or

                           (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or any Designated Subsidiary or of any substantial part of their respective property, or any substantial part of the property of the Company or any Designated Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

                           (iii) an involuntary  petition against the Company or
         any Designated Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Designated Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company or any Designated Subsidiary, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or any Designated Subsidiary or of any substantial part of their respective property and such jurisdiction, custody or
         control   shall   remain  in  force   unrelinquished,   unstayed   or
         unterminated for a period of 30 days.

                  Section 2. Grant of Security Interest. (a) In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral. The Facility Lenders agree to release their lien in respect of any whole loan mortgage, which is sold by the Company (i) to Bear Stearns for a purchase price not less than the advance rate (or, in the case of any Sixty Day Mortgage Loans or Ninety Day Mortgage Loans, at not less than 80% or 68.6% of the principal outstanding on such Mortgage Loans, respectively) in respect of such mortgage, (ii) pursuant to Section 8(f) hereof, (iii) pursuant to a securitization of Mortgage Loans or (iv) in a sale to an unaffiliated third party.

                  (b) The Facility Lenders agree for the benefit of Bear Stearns that during the continuance of the Standstill Period and thereafter until the earlier of (i) 91 days after the satisfaction of the Existing Obligations in full, (ii) the exercise by Bear Stearns of any right to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, and
(iii) 180 days after the expiration or earlier termination of the Standstill Period, the Facility Lenders will not seek to attach, sequester, foreclose, levy on or otherwise exercise remedies with respect to the Collateral, provided that nothing in this Section 2(b) shall restrict the Facility Lenders from commencing suit on its Notes or for payment of its Loan, the BankBoston Debt, the Facility Lender Advances or enforcement (other than by exercising remedies with respect to the Collateral) of any other obligation owing to it under the Loan Documents or otherwise by the Company.

                  Section 3. Acknowledgment and Priorities. (a) Bear Stearns hereby acknowledges and consents to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to
Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, the parties hereto acknowledge and agree that any security interest in or other rights with respect to any Collateral granted to secure the Existing Obligations under the Existing Agreements or otherwise has and shall have priority over any security interest in such Collateral granted pursuant to this Agreement, the Loan Agreement or the other Loan Documents irrespective of:

                  (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, the Loan Agreement or any Loan Document;

                  (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

                  (iii) anything contained in any filing or agreement to which the Facility Lenders, the Company, or the Collateral Agent under the Security Documents now or hereafter may be a party, and

                  (iv) the rules for determining priority under the UCC or other laws governing the relative priorities of secured creditors.

                  (b) Bear Stearns hereby agrees, and the Company acknowledges, that, promptly following the expiration of 91 days after payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, Bear Stearns may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If Bear Stearns has elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent, provided that if such Collateral is then subject to the prior lien of another creditor, Bear Stearns may forward such Collateral, proceeds and products thereof to such other creditor or, in the event of a dispute, to such party as a court of competent jurisdiction may direct.

                  (c) Nothing contained in this Agreement shall alter or impair Bear Stearns' rights under the Existing Agreements from and after the termination of the Standstill Period in accordance herewith or be interpreted to mean that Bear Stearns has any obligation under the Existing Agreements or otherwise to return any proceeds received on a sale or deemed sale of any Purchased MBS or Purchased Loan to the Company or any Subsidiary, except as expressly provided herein.

                  (d) Each of the parties hereto consents to the transactions contemplated by the Asset Purchase Agreement.

                  Section 4. Reserved Rights. (a) Notwithstanding anything in this Agreement to the contrary, the Company and the Facility Lenders agree that this Agreement shall in no manner impair any right of Bear Stearns under the Existing Agreements to enforce any condition precedent to any obligation it may have thereunder to engage in future Repurchase Transactions with the Company and its Subsidiaries, nor shall this Agreement limit the right of Bear Stearns to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with Bear Stearns outside of the Existing Agreements. All rights and obligations of Bear Stearns under the Existing Agreements to enter into Repurchase Transactions or not shall not be affected by this Agreement.

                  (b) In addition and notwithstanding anything to the contrary contained herein (but subject to Section 8(f) hereof), this Agreement shall not
(i) apply to any Advances made from and after the date hereof, or any other obligation of the Company or any of its Subsidiaries to Bear Stearns or any of its Affiliates incurred from and after the date hereof or (ii) limit the rights of Bear Stearns or any Affiliate thereof (x) subject to Section 8(f) hereof, to purchase Mortgage Loans from the Company or any of its Subsidiaries, (y) to receive principal and/or interest at the applicable mortgage rate on mortgage loans purchased by Bear Stearns or any such Affiliate from the Company or any of its Subsidiaries or (z) to sell mortgage loans to the Company or any of its Subsidiaries.

                  Section 5. Fees; Amortization . During the Standstill Period, the following provisions contained in this Section 5 shall apply:

                  (a) From and after the date this Agreement becomes effective and prior to the date of the closing of the Asset Sale, within five days following receipt by Bear Stearns each month of Available Cash Flow from Securitization Receivables, Bear Stearns shall apply ninety percent (90%) of such Available Cash Flow from Securitization Receivables to the repayment of principal of the Existing Obligations relating to the Purchased MBS's generating such Available Cash Flow from Securitization Receivables and shall remit the balance of such Available Cash Flow from Securitization Receivables to the Company.

                  (b) Upon the closing of the Asset Sale, the Company shall pay to Bear Stearns the sum of (x) its Pro-Rata Share of the product of (A) seventy percent (70%) and (B) the Transaction Proceeds Amount, plus (y) the Warehouse Debt Shortfall with respect to Bear Stearns and minus (z) the Henschel Make-up Amount, in each case to be applied to repayment of principal of the Existing Obligations.

                  (c) Upon the closing of the Asset Sale, the Company shall pay to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, the sum of (x) the product of
(A) thirty
percent (30%) and (B) the Transaction Proceeds Amount, plus (y) three times the Henschel Make-up Amount, in the case of the Facility Lenders, to be applied to repayment of principal of the BankBoston Debt until such Debt is paid in full, and then to repayment of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations.

                  (d) Upon the closing of the Asset Sale, the Company shall pay to the Facility Lenders the sum of the CMC Advance Proceeds and the Delinquent Interest Advance Shortfall Amount, in each case to be applied to repayment of all obligations owing in respect of any outstanding Facility Lender Advances.

                  (e) Upon the closing of the Asset Sale, the Company shall pay or reimburse Bear Stearns and the Facility Lenders for any Transaction Expenses and Professional Fees then due and owing.

                  (f) Upon the closing of the Asset Sale, the Company shall cause CMC to pay the Tax Escrow Amount to the escrow agent under the Tax Escrow Agreement for deposit thereunder and application in accordance with the terms thereof.

                  (g) Upon the closing of the Asset Sale, the Company shall cause CMC to pay the Securitization Escrow Amount to the escrow agent under the Securitization Escrow Agreement for deposit thereunder and application in accordance with the terms thereof.

                  (h) Upon the closing of the Asset Sale, the Company shall cause CMC to deposit a portion of the sale proceeds in an amount equal to the NLC Amount in a separate bank account with a bank reasonably satisfactory to the Creditors, solely for the benefit of the Creditors (and not for the benefit of the Company), and not commingled with any funds of the Company, which shall be applied from time to time solely for the purpose of making advances for warehouse financing to National Lending Center, Inc., such warehouse financing to mature not later than 90 days after the closing of the Asset Sale and to be on terms and pursuant to documentation reasonably satisfactory to the Creditors, which financing shall provide for all repayments in respect of such financing to be paid directly for deposit to such account. Upon the date which is 90 days after the closing of the Asset Sale and from time to time thereafter upon receipt of the net proceeds of such warehouse financing, the amount on deposit in such account shall, pursuant to irrevocable instructions given by the Company at or before the closing of the Asset Sale, be immediately paid to the escrow agent under the NLC Escrow Agreement for deposit and application thereunder.

                  (i) Upon the closing of the Asset Sale, the Company shall apply the SafeCo Shortfall Amount to payment of the insurance premiums payable to SafeCo.

                  (j) Upon the closing of the Asset Sale, the Company shall pay to Bear Stearns and the Facility Lenders any accrued and unpaid Price Differential or interest on the Existing Obligations, the BankBoston Debt and the Loan Agreement to but not including the date of such closing.

                  (k) Any Reserve Release shall be made by the relevant escrow agent pursuant to the Securitization Escrow Agreement, the NLC Escrow Agreement or the Tax Escrow Agreement, as the case may be, to Bear Stearns, the Other Existing Lenders, the Facility Lenders and the Henschels, as their interests may appear pursuant to such escrow agreements.

                  (l) Promptly  upon receipt by the Company of any Mortgage Sale
Excess Proceeds, the Company shall pay (x) to Bear Stearns an amount equal to its Pro-Rata Share of the product of seventy percent (70%) and any Mortgage Sale Excess Proceeds, to be applied to repayment of principal of the Existing Obligations under the Existing Agreements, and (y) to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, the product of thirty percent (30%) and any Mortgage Sale Excess Proceeds, in the case of the Facility Lenders, to be applied to repayment of principal of the BankBoston Debt until such Debt is paid in full, and then to repayment of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations.

                  (m) Promptly upon the sale of any Mortgage Loan securing (or purchased subject to a repurchase obligation comprising) any Existing Obligations that gives rise to a Mortgage Sale Shortfall, the Company shall pay Bear Stearns the amount of such Mortgage Sale Shortfall.

                  (n) Within five days following receipt by Bear Stearns of Available Cash Flow from Securitization Receivables during the month in which the closing of the Asset Sale occurs, Bear Stearns shall (a) apply ninety percent (90%) of the Available Cash Flow from Securitization Receivables for such month to the repayment of principal of the Existing Obligations under the Existing Agreements and (b) remit the balance of such Available Cash Flow from Securitization Receivables to the Facility Lenders for payment to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, in the case of the Facility Lenders, for application to the repayment of principal of the Bank Boston Debt, until such Debt is paid in full, and then to repayment of principal of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations.

                  (o) Not later than the 15th calendar day (or the next business day, if the 15th is not a business day) after the end of each calendar month ending on or after the closing of the Asset Sale, the Company shall prepare and deliver to Bear Stearns a Monthly Statement and, following the receipt of such Monthly Statement by Bear Stearns, the Available Post-Transaction Cash Flow with respect to such month shall be distributed in each such month as follows:

         (i) within five days following receipt by Bear Stearns of the Monthly Statement for such month but not sooner than one business day after receipt by Bear Stearns of the Available Cash Flow from Securitization Receivables paid to Bear Stearns that month, Bear Stearns or the Collateral Agent, if it shall have received the Collateral pursuant to Section 3(b) hereof, shall remit to the Company Bear Stearns' Allocable Share of the Monthly Cash Flow Shortfall Amount, if any, from such Available Cash Flow from Securitization Receivables, if any; provided, that in the event there is a dispute (including any dispute arising from the failure of the requisite Creditors to approve any Monthly Statement) with respect to the calculation of the Monthly Cash Flow Shortfall Amount, Bear Stearns shall remit to the Company such portion of the Monthly Cash Flow Shortfall Amount as calculated by the Company as is not in dispute and shall remit any balance promptly upon resolution of such dispute (it being understood and agreed that Bear Stearns' obligation under this clause (i) for any month shall not exceed the Available Cash Flow from Securitization Receivables actually received that month);

         (ii) until such time as the Existing Obligations have been repaid in full:

                  (A) Bear Stearns shall (a) apply ninety percent (90%) of the Available Cash Flow from Securitization Receivables for such month remaining after the payment, if any, of Bear Stearns' Allocable Share of the Monthly Cash Flow Shortfall Amount pursuant to subsection (i) above, to the repayment of principal of the Existing Obligations under the Existing
                  Agreements and (b) remit the balance, if any, of such Available Cash Flow from Securitization Receivables to the Facility Lenders for payment to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, in the case of the Facility Lenders, for application to the repayment of principal of the BankBoston Debt, until such Debt is paid in full, and then to repayment of principal of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations; and

                  (B) the Company shall (a) remit to Bear Stearns for application to the repayment of principal of the Existing
                  Obligations under the Existing Agreements Bear Stearns' Allocable Share of an amount equal to 90% of the Monthly Free Cash Flow Amount, if any, and (b) remit an amount equal to 10% of the Monthly Free Cash Flow Amount to the Facility Lenders for payment to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, in the case of the Facility Lenders, to be applied to repayment of principal of the BankBoston Debt until such Debt is paid in full, and then to repayment of principal of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations.

         (iii) after such time as the Existing Obligations shall have been repaid in full and until all obligations due to the Facility Lenders and the

                  Henschels have been paid in full:

                  (A) Bear Stearns, or the Collateral Agent, if it shall have received the Collateral pursuant to Section 3(b) hereof, shall remit Bear Stearns' Allocable Share of the Monthly Cash Flow Shortfall Amount to the Company as provided in subsection (i) above and remit 100% of the Available Cash Flow from Securitization Receivables remaining after the remittance, if any, in respect of the Monthly Cash Flow Shortfall Amount pursuant to subsection (i) above, to the Facility Lenders for payment to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, in the case of the Facility Lenders, to be applied to repayment of principal of the BankBoston Debt until such Debt is paid in full, and then to repayment of principal of the Loans and any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations, and

                  (B) the Company shall remit 100% of the Monthly Free Cash Flow Amount, if any, to the Facility Lenders and the Henschels, as their interests may appear pursuant to the Henschel Intercreditor Agreement, in the case of the Facility Lenders, to be applied to repayment of principal of the BankBoston Debt until such Debt is paid in full, and then to repayment of principal of the Loans any other obligations due the Facility Lenders, and, in the case of the Henschels, to be applied to repayment of the Henschel Note Obligations.

                  (p) The Company shall immediately pay Bear Stearns for application to the Existing Obligations an amount equal to the Net Proceeds of Sale of Securitization Receivables in respect of any Purchased MBS and the net proceeds of any sale of Purchased Loans comprising a portion of the Collateral, in each case which are sold or otherwise disposed of by the Company or any Subsidiary. The Company shall not sell or otherwise dispose of any Purchased MBS or any such Purchased Loan without Bear Stearns' and, in the case of any Purchased MBS, each other Creditor's consent, such consent not to be unreasonably withheld or delayed by Bear Stearns, such other Creditors or the

Company (it being understood and agreed that the delivery by Bear Stearns of a release of its lien in respect of a Purchased Loan being sold shall constitute conclusive evidence of such consent). The parties agree that it would be reasonable for Bear Stearns and each other Creditor to withhold its consent to any such sale if, in its sole discretion, Bear Stearns or, in the case of any sale of any Purchased MBS, such other Creditor concludes that (i) such sale will impair its ability to be paid the Existing Obligations or the obligations due such other Creditor, (ii) such sale will adversely affect the Available Cash Flow from Securitization Receivables or Available Cash Flow from Other Creditor Residuals, as the case may be, (iii) the selling price for the Purchased MBS or any such Purchased Loan should be higher or (iv) the Purchased MBS or any such Purchased Loan has not been adequately marketed.

                  (q) In the event the Company shall fail to pay when due any amount due to Bear Stearns under this Agreement, Bear Stearns may set off such amount against Available Cash Flow from Securitization Receivables or payments on Purchased Loans otherwise payable to the Company hereunder.

                  Section 6. Conditions Precedent. The effectiveness of this Agreement shall be subject to the condition that each of the other Existing Lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into an Other Intercreditor Agreement in the form annexed hereto, and the Company, the Facility Lenders and the Henschels shall have entered into the
Henschel Intercreditor Agreement and the Company, the Creditors and the applicable escrow agents shall have entered into the Tax Escrow Agreement, the NLC Escrow Agreement and the Securitization Escrow Agreement. The Company shall furnish Bear Stearns complete and correct copies of each such Other
Intercreditor Agreement and the Henschel Intercreditor Agreement within one business day of its execution.

                  Section 7.  Certain Definitions.

                  "Allocable Share" means, with respect to the Monthly Cash Flow Shortfall Amount, the percentage obtained by dividing (i) Available Cash Flow from Securitization Receivables for such month by (ii) the sum of Available Cash Flow from Securitization Receivables and Available Cash Flow from Other Creditor Residuals for such month and, with respect to any Monthly Free Cash Flow Amount, means the percentage determined by dividing (i) the aggregate amount of Residual Debt then outstanding owing to the Existing Lender by (ii) the aggregate amount of Residual Debt then outstanding owing to the Existing Lender or any Other Residual Lender.

                  "Asset Sale" has the meaning specified in the recitals.

                  "Available Cash Flow from Other Creditor Residuals" means the amount of any distribution with respect to, or repayment of, the Residuals pledged or sold, subject to repurchase obligations, by the Company and its Subsidiaries to any Other Existing Lender and accepted by such Lender in connection with the financing of such Residuals.

                  "Available Cash Flow from Securitization Receivables" means the amount of any distribution with respect to, or prepayment of, any Purchased MBS.

                  "Available Post-Transaction Cash Flow" means the sum of (i) the Available Cash Flow from Securitization Receivables, (ii) the Available Cash Flow from Other Creditor Residuals, (iii) the Non-Residual Cash Proceeds, (iv) plus or minus the Operating Expense Differential, (v) minus the Operating Expenses for the third succeeding month (except for any such month to which the Initial Operating Expenses Amount relates) and (vi) minus for each of the months of January and February, 2000, the cash interest payable to Creditors for that month.

                  "BankBoston Debt" means the indebtedness of the Company owing to the Facility Lenders in respect of the (i) Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the GSCP Funds have succeeded by assignment and (ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the GSCP Funds have succeeded by assignment.

                  "Business Plan" means a business plan of the Company and its Subsidiaries prepared each month, which shall not provide for the conduct of any business except that permitted pursuant to Section 8(g) hereof, and showing on a monthly basis (a) an estimate of all Operating Expenses for the succeeding twelve month period, and (b) actual Operating Expenses for the prior three months (or such shorter period commencing on the day of the closing of the Asset
Sale), which plan shall have been prepared by the Company and approved, in the case of the Initial Business Plan and the Business Plan for each successive twelve-month period succeeding that covered by the Initial Business Plan (each such Business Plan so approved, a "Subsequent Approved Business Plan"), by GSCP and two of the other Creditors, or, if there are at least one but fewer than three other Creditors with outstanding Existing Obligations (as defined herein or in their respective Other Intercreditor Agreements), by GSCP and at least one such Other Creditor and, in the case of each other Business Plan, by GSCP, such approval not to be unreasonably withheld or delayed.

                  "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option or the closing of the Asset Sale):

                           (i) the Company consummates any sale, lease, exchange
                  or other disposition of all or substantially all of the assets of the Company in any transaction or series of transactions not in the ordinary course of business and not contemplated by a Business Plan; or

                           (ii) the Company  engages in a merger,  consolidation
                  or similar business combination with any third party.

                  "CMC Advance Proceeds" means any payments received by the Company from CMC upon the closing of the Asset Sale in connection with CMC's purchase from the Company of certain delinquent interest servicing advances funded by and securing the Facility Lender Advances.

                  "Collateral" means (i) any rights of the Company in any Eligible Asset transferred by the Company or its Subsidiaries to Bear Stearns in connection with either a Repurchase Transaction or in response to a Margin Call;
(ii) all rights of the Company under the Existing Agreements, including the Company's right to reacquire the Eligible Assets pursuant to the terms of the Existing Agreements, the contractual right to receive payments, including the right to payments of principal and interest and the right to enforce such payments, arising from or under any of the Eligible Assets; (iii) the Company's contractual right to service Purchased HELs (as defined in the Whole Loan Repurchase Agreement); (iv) any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations and (v) any and all proceeds, payments, income, profits and products thereof, and all files and records relating thereto.

                  "Common Stock" means the Company's common stock, par value $0.001 per share.

                  "Company" means IMC Mortgage Company, a Florida corporation, and any successor by merger and any entity purchasing all or substantially all of the assets of the Company (other than pursuant to the Asset Purchase Agreement).

                  "Creditor" means any of the Facility Lenders, Bear Stearns or any Other Existing Lender.

                  "Delinquent Interest Advance Shortfall Amount" means the amount of any obligations owing to the Facility Lenders in respect of the Facility Lender Advances after giving effect to the payment by the Company to the Facility Lenders of the CMC Advance Proceeds, which is estimated to be approximately the amount set forth on Schedule III hereto corresponding to the line entitled "Delinquent interest advance shortfall."

                  "Delinquent Mortgage Loan" means any Mortgage Loan which, as of any date of determination, is more than 90 days delinquent in payment of any principal or interest due thereunder.

                  "Designated Subsidiary" means National Lender Center until 366 days after the date on which any remaining advances made by the Company to National Lending Center, Inc. shall have been repaid or written off and the net proceeds thereof paid to the escrow agent under the NLC Escrow Agreement pursuant to Section 5(h) hereof.

                  "Eligible Asset" means any Purchased HELs under the Whole Loan Repurchase Agreement, Purchased MBS under the Residuals Repurchase Agreement, or
asset  held  on  repurchase  under  the  Existing   Agreements  and  any
assets transferred by the Company or its Subsidiaries to Bear Stearns pursuant to a Margin Call.

                  "Henschel  Make-up  Amount"  means the  product of (i) 25% and
(ii) the excess if any of (A) $600,000 over (B) the amount the Henschels would have received pursuant to Section 7(a) of the Henschel Intercreditor Agreement if the Facility Lenders had no obligation to pay the Minimum Payment (as defined in Section 7(a) of the Henschel Intercreditor Agreement).

                  "Initial Business Plan" means the initial Business Plan, a copy of which is attached hereto as Schedule IV.

                  "Initial Operating Expenses Amount" means a good faith estimate of the Company of Operating Expenses for the period commencing with the day of the Closing of the Asset Sale and ending on the last day of the third full calendar month thereafter (except for cash interest payable to the Creditors for the months of January and February, 2000).

                  "LIBOR" means the London interbank offered rate for one-month U.S. Dollar deposits as it appears on page five of the Telerate screen at or about 9:00 a.m. (New York City time).

                  "Margin Call" means the right of Bear Stearns to give notice to require the Company to transfer to Bear Stearns cash or additional collateral.

                  "Monthly Free Cash Flow Amount" means, for any month, the amount, if any, by which (i) the sum of (x) the Non-Residual Cash Proceeds, and
(y) any negative Operating Expense Differential exceeds (ii) the sum of (a) the Operating Expenses for the third succeeding month (but only to the extent not provided for in the Initial Operating Expenses Amount), (b) any positive Operating Expense Differential, in each case, as set forth on the Monthly Statement and (c) for each of the months of January and February, 2000, the cash interest payable to the Creditors for that month.

                  "Monthly Cash Flow Shortfall Amount" means, for any month, the amount, if any, by which (i) the sum of (a) the Operating Expenses projected by the Company for the third succeeding month (but only to the extent not provided for in the Initial Operating Expenses Amount), (b) any positive Operating Expense Differential and (c) for each of the months of January and February,

2000, the cash interest payable to the Creditors for that month exceeds (ii) the sum of (x) the Non-Residual Cash Proceeds, and (y ) any negative Operating Expense Differential, in each case, as set forth on the Monthly Statement.

                  "Monthly Statement" means a monthly cash flow statement and projection prepared by the Company and approved in advance by GSCP or, if GSCP declines to approve such statement, by two of the three other Creditors (and, if the Operating Expenses (other than taxes, cash interest or Price Differential payable on any obligations of the Company and any Mortgage Sale Shortfall) to be incurred in any month are greater than the Operating Expenses (other than taxes, cash interest [or Price Differential] payable on any obligations of the Company and any Mortgage Sale Shortfall) for such month contained in the Initial Business Plan or any Subsequently Approved Business Plan by more than (i) 10%, by two of the three other Creditors, and (ii) 25%, by each Creditor), setting forth the following: (i) the Available Cash Flow from Securitization Receivables received during the prior month, (ii) the Available Cash Flow from Other Creditor Residuals received during the prior month, (iii) the Non-Residual Cash Proceeds received by the Company during the prior month, (iv) the amount of any Reserve Release during the prior month, (v) the amount remaining on deposit under the Tax Escrow Agreement, the NLC Escrow Agreement and the Securitization Escrow Agreement, respectively, (vi) the estimated Operating Expenses to be incurred by the Company and its Subsidiaries during the current month and the third succeeding month, consistent with the Business Plan, (vii) the Operating Expense Differential, (viii) any Mortgage Sale Excess Proceeds received or Mortgage Sale Shortfall incurred, as the case may be, during the prior month,
(ix) any Monthly Cash Flow Shortfall Amount or Monthly Free Cash Flow Amount, as the case may be, and, in the case of the Monthly Cash Flow Shortfall Amount, Bear Stearns' and each Other Residual Lender's Allocable Share thereof, (x) the Business Plan, and (xi) a capitalization table showing the indebtedness owing to each creditor of the Company both as of the end of the prior month and after the application of all amounts to be paid to such creditor pursuant to this Monthly Statement and Section 5 hereof.

                  "Mortgage   Loan"   means  any   first-lien   or   second-lien
residential mortgage loan originated or serviced by the Company or its Subsidiaries.

                  "Mortgage Sale Excess  Proceeds" means (i) with respect to any

Sixty Day Mortgage Loan, the amount of any proceeds from the sale or other disposition of such loan in excess of eighty percent (80%) of the principal outstanding on such Sixty Day Mortgage Loan as of November 5, 1999, and (ii) with respect to any Ninety Day Mortgage Loan, the amount of any proceeds from the sale or other disposition of such loan in excess of sixty-eight and 60/100's percent (68.6%) of the principal outstanding on such Ninety Day Mortgage Loan as of November 5, 1999.

                  "Mortgage Sale Shortfall" means (i) with respect to any Sixty Day Mortgage Loan, the amount of any deficit of any proceeds from the sale or other disposition of such loan relative to eighty percent (80%) of the principal outstanding on such Sixty Day Mortgage Loan as of November 5, 1999, (ii) with respect to any Ninety Day Mortgage Loan, the amount of any deficit of any proceeds from the sale or other disposition of such loan relative to sixty-eight and 60/100's percent (68.6%) of the principal outstanding on such Ninety Day Mortgage Loan as of November 5, 1999 and (iii) with respect to any Mortgage Loan (other than any Sixty Day Mortgage Loan or Ninety Day Mortgage Loan) sold or otherwise disposed of after the closing of the Asset Sale and not included in the proposed securitization of Mortgage Loans to which the Securitization Escrow Agreement relates, any amount remaining outstanding on the applicable Creditor's advances in respect of such Mortgage Loan after applying the net proceeds of the sale of such Mortgage Loan (and after applying any amount distributed to the applicable Creditor under the Securitization Escrow Agreement in respect of such Mortgage Loan to repayment of the related advance) to repayment of the related advance.

                  "Net Asset Sale Proceeds" means the cash proceeds received by the Company upon the closing of the Asset Sale (including, without limitation, the proceeds from the purchase by CMC of the servicing advances), net of any Transaction Expenses and Professional Fees, and exclusive of the CMC Advance Proceeds.
                  "Net Proceeds of Sale of Securitization Receivables" means the proceeds, net of any reasonable out-of-pocket costs of sale or disposition, realized by the Company or any Subsidiary from any sale, lease or other disposition of any Purchased MBS.

                  "Ninety Day Mortgage Loans" means Mortgage Loans financed (including by purchase subject to a repurchase obligation) by a Creditor which are more than 90 days delinquent on November 5, 1999.

                  "NLC Amount" means the amount set forth on Schedule III hereto corresponding to the line entitled "NLC 90-day warehouse financing", which represents the amount required to be reserved for warehouse financing to be provided by the Company to National Lending Center, Inc. for a period not to exceed 90 days following the closing of the Asset Sale.

                  "NLC Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the proceeds of the warehouse financing to be provided by the Company to National Lending Center, Inc. upon the closing of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Non-Residual Cash Proceeds" means any cash inflow to the Company other than the Available Cash from Securitization Receivables, the Available Cash from Other Creditor Residuals and the cash proceeds received upon the closing of the Asset Sale, but only to the extent such cash proceeds are applied or remain in reserve for application to the purpose for which such proceeds were reserved as contemplated by Schedule III hereto.

                  "One-Time Working Capital Amount" means an amount representing the Company's good faith estimate of the amount required to be reserved for the payment of certain expenses and the run off of certain working capital items and set forth on Schedule III hereto corresponding to the line entitled "One-time working capital amount."

                  "Operating Expenses" means, for any period, the operating expenses of the Company and its Subsidiaries incurred or to be incurred in accordance with the current Monthly Statement or Initial Operating Expenses Amount estimate, as the case may be, including, without limitation, any Mortgage Sale Shortfall and any cash interest payable on any obligations of the Company.

                  "Operating Expense Differential" means, with respect to any Monthly Statement, the difference (positive or negative) between the actual Operating Expenses for the prior month and the estimated Operating Expenses for such month reflected in the prior Monthly Statement (or, for the first such statement, in the Initial Business Plan).

                  "Other Existing  Lenders" has the meaning specified in Section
6.

                  "Other   Intercreditor    Agreements"   means   the   separate
intercreditor agreements among the Company, an Other Existing Lender and the Facility Lenders.

                  "Other Residual Lenders" means the Other Existing Lenders which are owed Residual Debt.

                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Price Differential" has the meaning given in the applicable Existing Agreement.

                  "Pro-Rata Share" means the fraction derived by dividing (i) the Residual Debt owing to Bear Stearns by (ii) the aggregate amount of the Company's obligations in respect of Residual Debt, determined as of the date of the closing of the Asset Sale.

                  "Purchased Loan" means any Mortgage Loan or Wet Mortgage Loan that is transferred by the Company or its Subsidiaries to Bear Stearns in connection with a Repurchase Transaction.

                  "Purchased MBS" means any security transferred to Bear Stearns by the Company or any Subsidiary in connection with a Repurchase Transaction.

                  "Repurchase Transaction" means any transaction made by Bear Stearns under the Existing Agreements.

                  "Reserve Release" means any release of funds to Bear Stearns, the Other Existing Lenders, the Facility Lenders or the Henschels pursuant to the Securitization Escrow Agreement, the Tax Escrow Agreement or the NLC Escrow Agreement.

                  "Residual" means any residual, subordinated or interest strip class of asset-backed security (i) issued in connection with a securitization in which any Creditor or its designee acted as lead or co-lead underwriter or placement agent and (ii ) pledged or sold, subject to repurchase obligation, by the Company and its Subsidiaries and accepted by such Creditor in connection with the financing of such security.

                  "Residual Debt" means the amount of any indebtedness of the Company or any Subsidiary owing to the Existing Lender or any Other Existing Lender and incurred in connection with the financing (including by purchase subject to a repurchase obligation) of any Residual.

                  "SafeCo Shortfall Amount" means the shortfall in the amount received from CMC in connection with CMC's purchase of certain insurance receivables of the Company in connection with the Asset Sale compared with the corresponding insurance premium payables, an estimate of which is set forth on
Schedule III hereto corresponding to the line entitled "SafeCo shortfall."

                  "Securitization Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the Securitization Escrow Amount upon the closing of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Securitization  Escrow  Amount" means the amount set forth on
Schedule III hereto corresponding to the line entitled "Securitization Escrow Amount."

                  "Seller's Guide" means the "IMC Mortgage Company Client Operations Manual", together with the underwriting guidelines of the Company and its Subsidiaries, a true and correct copy of which was previously provided to Bear Stearns by the Company and its Subsidiaries.

                  "Sixty Day Mortgage Loans" means Mortgage Loans financed (including by purchase subject to a repurchase obligation) by a Creditor which are more than 60 days but not more than 90 days delinquent on November 5,

1999.

                  "Sold Mortgage Loan" means any Mortgage Loan (other than any Sixty Day Mortgage Loan or Ninety Day Mortgage Loan), sold or otherwise disposed of by the Company prior to the closing of the Asset Sale.

                  "Standstill Period" means a period ending on the first to occur of (i) the repayment in full of all Existing Obligations, all obligations owed to the Facility Lenders and the Henschel Note Obligations, (ii) termination of the Standstill Period in accordance with Section 1(b) or 1(c) hereof, (iii) termination of the Asset Purchase Agreement or (iv) December 3, 1999, if the closing of the Asset Sale shall not have occurred by such date.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "Tax Escrow Agreement" means an escrow agreement among the Company, each of the Creditors, and a bank acting as escrow agent, reasonably acceptable to each Creditor, which agreement is satisfactory in form and substance to each Creditor, providing for the deposit of the Tax Escrow Amount upon the closing of the transactions contemplated by the Asset Purchase Agreement into escrow thereunder.

                  "Tax Escrow Amount" means the amount set forth on Schedule III hereto corresponding to the line entitled "Tax Escrow Amount", which, together with the NLC Amount, represents the Company's good faith estimate of the amount required to be reserved for the payment of tax liabilities of the Company associated with Federal and state income taxes payable with respect to the year ended December 31, 1999.

                  "Transaction Expenses and Professional Fees" means any unpaid transaction expenses or professional fees payable in connection with the Asset Sale, the preparation or negotiation of the various intercreditor agreements, the documentation relating to the Facility Lender Advances and any prior monthly servicing advances, the Acquisition Agreement, the Asset Purchase Agreement, any transactions contemplated by or related to such agreements or transactions or otherwise, an estimate of which is set forth in Schedule III hereto, corresponding to the line entitled "Transaction expenses and professional fees."

                  "Transaction Proceeds Amount" means the amount derived by subtracting from the Net Asset Sale Proceeds (A) the Tax Escrow Amount, (B) the Securitization Escrow Amount, (C ) the One-Time Working Capital Amount, (D) the Delinquent Interest Advance Shortfall Amount, (E) the SafeCo Shortfall Amount,
(F) the Initial Operating Expenses Amount, (G) the Warehouse Debt Shortfall and ( H) the NLC Amount.

                  "Warehouse Debt Shortfall" means the amount representing (i) with respect to Sixty Day Mortgage Loans, the excess, if any, of the principal outstanding on the applicable Creditor's advances in respect of such Sixty Day Mortgage Loans on November 5, 1999 over 80% of the outstanding principal amount of such Sixty Day Mortgage Loan; (ii) with respect to Ninety Day Mortgage Loans, the excess, if any, of the principal outstanding on the applicable Creditor's advances in respect of such Ninety Day Mortgage Loans on November 5, 1999 over 68.6% of the outstanding principal amount of such Ninety Day Mortgage Loan and
(iii) with respect to Sold Mortgage Loans, any amount remaining outstanding on the applicable Creditor's advances in respect of such Sold Mortgage Loan after applying the net proceeds of the sale of such Sold Mortgage Loan to repayment of the related advance.

                  "Wet Mortgage Loan" means any residential mortgage loan originated by the Company and its Subsidiaries in accordance with the Seller's Guide, with respect to which all of the related documents required to be delivered in connection with any Advance have not been deposited with the custodian on or prior to the related Advance Date.

                  Section 8. Notice of Advances under the Loan  Agreement,  etc.
(a) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

                  (b) The Company shall give Bear Stearns and the Facility Lenders prompt written notice of any event that would permit termination of the Standstill Period pursuant to Section 1(b) hereof.

                  (c) The Company shall give Bear Stearns prompt written notice of the entering into any amendment of the Asset Purchase Agreement and the closing of the Asset Sale.

                  (d) Notwithstanding the provisions of the Existing Agreements, during the Standstill Period, the Company shall pay the Price Differential accrued under the Existing Agreements to Bear Stearns weekly on Friday of each week or, if Friday is not a Business Day, on the next Business Day and from and after the closing of the Asset Sale, the Price Differential rate applicable to the Existing Obligations shall be equal to LIBOR plus 300 basis points.

                  (e) The Company shall not repay any principal outstanding under the Loan Agreement during the Standstill Period, except pursuant to
Section 5 hereof.

                  (f) In the event all remaining Purchased Loans have not been sold by the Company on or before the date which is 180 days following the closing of the Asset Sale, Bear Stearns may buy such Purchased Loans at their then fair market value (as determined by independent third-party bid) or arrange for the sale of such Purchased Loans to third parties at such fair market value, and the Company shall take such actions and execute such customary agreements and instruments as may be necessary to effect such sale and transfer good and marketable title to such Purchased Loans to the purchaser thereof.

                  (g) Until all of the Company's obligations under this Agreement, the Other Intercreditor Agreements, the Existing Agreements and the Loan Agreement have been satisfied in full, the Company shall not conduct any business or engage in any activities other than (a) liquidating its assets in an orderly fashion and performing its obligations under (i) the Asset Purchase Agreement, (ii) this Agreement (including its obligations under the Existing Agreements), (iii) the Other Intercreditor Agreements and the Henschel Intercreditor Agreement and the agreements evidencing the indebtedness owing to such other Creditors and the Henschels, (iv) the Tax Escrow Agreement, the NLC Escrow Agreement and the Securitization Escrow Agreement, (v) any other agreements existing on the date hereof and (v) satisfying its other obligations and liabilities, (b) transacting any other lawful business under its certificate of incorporation and by-laws that is incident, necessary and appropriate to accomplish the foregoing, including defending any actions or proceedings. The

Company shall maintain not more than a commercially reasonable number of employees necessary to conduct the foregoing activities. The Company shall not incur any indebtedness for borrowed money other than liabilities incurred in the ordinary course of its business (as such business is limited under the preceding provision), and not grant any new liens (except as may be incidental to the foregoing permitted activities).

                  Section 9. Acknowledgment of Obligations. The Company acknowledges that its obligations under the Existing Agreements and Bear Stearns' rights under the Existing Obligations remain in full force and effect, and that the Company has no defenses, counterclaims or offsets to its obligations under the Existing Agreements and that to the extent such rights include liens on the Collateral, such liens are valid, perfected and enforceable. The Company hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company and each Creditor consents to the modification of the stay to permit the exercise by Bear Stearns or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Agreements, the Existing Obligations or the Loan Documents except as expressly referred to herein and shall not be construed as a waiver or consent to any future action on the part of the Company that would require a waiver or consent of Bear Stearns or the Facility Lenders, respectively, except to the extent expressly provided herein. The Company acknowledges that BSTrust and BSIL are affiliates for purposes of the Institutional Account Agreement. The Company and each Subsidiary hereby releases Bear Stearns, their respective officers, directors and participants from any and all claims in respect of the Existing Agreements and in respect of actions taken or not taken in connection therewith on or prior to the date of execution and delivery hereof, excluding, however, any obligation under any agreement by such person for the payment of money, return of property or any contractual obligations. Effective upon the closing of the Asset Sale and the receipt by the Creditors of the payments to be received hereunder from the proceeds of the Asset Sale, the Existing Lender hereby releases the executive officers and the directors of the Company from any and all claims in respect of the Existing Agreements and in respect of the actions taken or not taken in connection therewith on or prior to the date of execution and delivery hereof, excluding, however, any obligations under any agreement by such person for the payment of money, return of property or any contractual obligations, and also excluding any claims in respect of fraud or intentional misconduct.

                  Section 10. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by Bear Stearns, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

                  Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                  Section 13. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER

JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 16.

                  Section 14. Expenses. In addition to the foregoing, the Company will also reimburse Bear Stearns and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and to the extent the Existing Agreements so provide, under the Existing Agreements, and for any reasonable fees and expenses of legal or other professional advisors to Bear Stearns and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement and review and negotiation of all related documents, including the Asset Purchase Agreement and the Loan Agreement, and monitoring performance of all related documents. If such costs and expenses are not paid by the Company within 30 days of submission, Bear Stearns may pay such fees from Available Cash Flow from Securitization Receivables and payments on Purchased Loans, in which event appropriate adjustments shall be made to Bear Stearns' and each Other Residual Lender's Allocable Share of Available Cash Flow from Securitization Receivables as if such costs and expenses were paid by the Company as Operating Expenses.

                  Section 15. Agreement May Constitute Financing Statement. The Company and Bear Stearns consents to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

                  Section 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other Creditor, (a) if to the Facility Lenders, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 816-1149, Fax:
(212) 816-0166; with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, attention: Steven Ostner, Esq., Tel: (212) 909-6000, Fax: (212) 909-6836; (b) if to the Company, IMC Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617, Attn.: President, Tel: (813) 984-2507, Fax: (813) 984-2594; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207, Tel: (904) 346-3200, Fax: (904) 346-3299; and (c) and if to Bear,
Stearns:  Bear Stearns & Co. Inc.,  245 Park Avenue,  New York,  New York 10167,
Attn:  Philip M. Cedar,  Tel.:  (212)  272-6768,  Fax:  (212)  272-4933 and Paul
Friedman, Tel.: (212) 272-3516, Fax: (212) 272-6550, with a copy to; Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn. Barry J. Dichter, Esq., Tel.: (212) 504-6000, Fax: (212) 504-6666; and if to any of the
Other Existing Lenders, to such person and at the address and facsimile number provided in Schedule II hereto. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this
Section 16 or Schedule II hereto, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

                  Section 17. Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, including any successor of the Company by merger or any entity which purchases all or substantially all of the assets of the Company (other than pursuant to the Asset Sale), and to each of the other Creditors, and, as to Section 3(d) hereto, CMC, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor Bear Stearns may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

                  Section 18. Interpretation; Transaction Intended as Purchases and

Sales. The parties specifically acknowledge and recognize that certain language and use of words in this Agreement may erroneously suggest that transactions under the Existing Agreements are intended by them to be characterized as loans or other secured financing arrangements and not as absolute purchases and sales of mortgage loans and hereby reaffirm that all such transactions are intended to constitute absolute purchases and sales.

                  Section 19. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                  IMC MORTGAGE COMPANY


                                  By: /s/
                                      -------------------------------
                                  Name:
                                  Title:


                                  BEAR STEARNS HOME EQUITY TRUST


                                  By: /s/
                                      -------------------------------
                                  Name:
                                  Title:


                                  BEAR STEARNS INTERNATIONAL LIMITED


                                  By: /s/
                                      -------------------------------
                                  Name:
                                  Title:

                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                  GSCP OFFSHORE FUND, L.P.
                                  GREENWICH FUND, L.P.
                                  GREENWICH STREET
                                  EMPLOYEES FUND, L.P.
                                  TRV EXECUTIVE FUND, L.P.


                                  By: GREENWICH STREET
                                      INVESTMENTS II, L.L.C.,
                                      their General Partner


                                  By: /s/
                                      -------------------------------
                                      Name:
                                      Title:

This Intercreditor Agreement is hereby acknowledged and agreed to by:



IMC CORPORATION OF AMERICA
IMC CREDIT CARD, INC.
IMC MORTGAGE COMPANY CANADA, LTD.
AMERICAN HOME EQUITY CORPORATION
IMC INVESTMENT CORPORATION
IMC INVESTMENT LIMITED PARTNERSHIP
ACG FINANCIAL SERVICES (IMC), INC.
AMERICAN MORTGAGE REDUCTION, INC.
CENTRAL MONEY MORTGAGE CO. (IMC), INC.
COREWEST BANC
EQUITY MORTGAGE CO. (IMC),  INC.
IMCC INTERNATIONAL, INC.
MORTGAGE AMERICA (IMC), INC.
NATIONAL LENDING CENTER, INC.
NATIONAL LENDING CENTER TILT, INC.
NATIONAL LENDING GROUP, INC.
RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.



By: /s/
    ----------------------------------------
    Name:
    Title:


PAINE WEBBER REAL ESTATE SECURITIES INC.



By: /s/
    ----------------------------------------
    Name:
    Title:

GERMAN AMERICAN CAPITAL CORPORATION


By: /s/
    ----------------------------------------
    Name:
    Title:


By: /s/
    ----------------------------------------
    Name:
    Title:

                                                                      Schedule I
                                                                          to the
                                            Bear Stearns Intercreditor Agreement


                             Other Existing Lenders

1.       Loan and Security  Agreement,  dated March 17,  1998,  by and among IMC
         Mortgage Company,  IMC Corporation of America,  ACG Financial  Services
         (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as lender.

2.       Loan and Security  Agreement,  dated March 17,  1998,  by and among IMC
         Mortgage Company,  IMC Corporation of America,  ACG Financial  Services
         (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and German American Capital Corporation, as successor by assignment from Aspen Funding Corp., as lender.

3. Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services
         (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

4. (i) Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment, and (ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment.

                                                                     Schedule II
                                                                          to the
                                            Bear Stearns Intercreditor Agreement


                    Notice Address for Other Existing Lenders


Paine Webber

if to Paine Webber, to: PaineWebber Real Estate Securities, Inc., 1285 Avenue of the Americas, New York, New York 10019, Attn.: George Mangiaracina, Tel: (212) 713-3734, Fax: (212) 265-3881; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Michael S. Gambro, Esq., Tel:
(212) 504-6825; Fax: (212) 504-6666


Deutsche Lenders

if to German American Corporation, to: German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.:
(212)  469-8925,  Fax: (212)  469-5923,  with a copy to:  Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.:
(212) 469-3987,  Fax: (212) 469-5160,  and Richard Uhlig,  Tel.: (212) 469-7730,
Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000, Fax: (212) 504-6666


BankBoston Facility

if to the Facility Lenders, as successors in interest to BankBoston, to: the address provided for notice to the Facility Lenders pursuant to Section 16 of the foregoing Agreement

                    Sources and Uses of Cash from Asset Sale
                                                               ($ 000)
Sources:
       Proceeds from Asset Sale                                $____
       Reimbursement of corporate servicing advances           $____
       Less Discount 10.45%                                    $____
       Reimbursement of delinquent interest advance
       Less discount
       Net reimbursement                                       $____
Total net sources of cash                                      $____

Uses:
       Transaction expenses and professional fees:
              Debevoise & Plimpton
              DLJ
              Kramer, Levin
              Bear, Stearns
              Bear, Stearns
              DMG
              Greenwich Capital
              Commercial Credit
              Corewest settlement
              Others (proxy solicitation,
              accountants, etc.)                               ____
       Total transaction expenses and professional fees
       Tax Escrow  Amount
       NLC 90-day  warehouse financing
       Securitization  Escrow  Amount
       SafeCo  shortfall
       Delinquent interest advance shortfall

       Warehouse shortfall
       One-time working capital amount:
              Vacation pay

              Interest  expense on November 15, 1999
              Litigation  costs
              Accounts payable and accrued
              expenses  estimated at November 15, 1999
              (IMC parent)
              Accounts  payable  and  accrued
              expenses   estimated  at November 15, 1999
              (subsidiaries)
              Miscellaneous/unknown/working capital                      ____
       Total one-time working capital amount                             ____
 Total uses of cash                                                      ____
 Excess of sources over uses of cash                                    $____